Exhibit 99.1

NEWS RELEASE

Contact: Alliance Data
Tiffany Louder – Investor Relations
    Alliance Data
    214-494-3048
    tiffany.louder@alliancedata.com

    Julie Prozeller – Analysts/Investors
    FTI Consulting
    212-850-5721
    alliancedata@fticonsulting.com

    Shelley Whiddon – Media
    214.494.3811
    Shelley.whiddon@alliancedata.com

Epsilon Jessica Nable – Media 203.210.3125 jnable@epsilon.com

MARRIOTT ‘STAYS’ WITH EPSILON FOR EMAIL MARKETING SERVICES
TO CONTINUE TO DRIVE DEEP CUSTOMER ENGAGEMENT

Epsilon’s Global Support Includes Email Deployment, Strategy and Creative for
Loyalty Program and Franchisees to Enhance Retention and Increase Sales

DALLAS, Texas (September 12, 2013) – Epsilon, an Alliance Data (NYSE: ADS) company, has signed a multiyear renewal agreement with Marriott International, Inc., a leading lodging company. Epsilon will continue to provide email marketing support for Marriott International, Inc., Marriott Rewards, the company’s award-winning frequent traveler program, and The Ritz-Carlton. Marriott has been an Epsilon client since 2008.

Marriott International, Inc. (NYSE: MAR) is a leading lodging company with more than 3,800 lodging properties in 74 countries and territories and reported revenues of nearly $12 billion in fiscal year 2012. Headquartered in Bethesda, Md., their portfolio of brands includes JW Marriott, Autograph Hotels, Edition, Renaissance Hotels, AC Hotels, Marriott Hotels & Resorts, Courtyard, SpringHill Suites, Fairfield Inn & Suites, Residence Inn and TownePlace Suites. The Ritz-Carlton is Marriott’s exclusive luxury partner.

Under the terms of the multiyear renewal agreement, Epsilon will continue to provide comprehensive email marketing services in support of the Marriott Rewards program including communications to existing members focused on retention and customer engagement. These messages include newsletters, monthly statements, account information and promotions. Epsilon will also enable trigger-based, transactional messages such as purchase confirmation, pre-arrival messages and post-stay receipts. Epsilon’s support includes the deployment of messages as well as creative and strategic services to fully leverage the email channel for relevant, targeted communications. Epsilon’s email program is designed to enable multiple languages across Marriott’s global footprint. The partnership also includes support for local hotel email marketing with Epsilon providing templates for customized email campaigns for each property to communicate with customers, prospects and Marriott Rewards members.

In addition to email marketing support, Epsilon hosts a marketing database in Europe/Middle East for Marriott. The database includes records for all customers, prospects and frequent traveler members in the region.

“Epsilon has a deep understanding of our business and we are thrilled to continue to work together to drive deeper engagement and create more relevance for our customers,” said Terrilyn Tourangeau, director of email strategy at Marriott. “Email is a critical communication channel for Marriott. As we evolve our cross channel integration strategy to build valuable one-to-one relationships, we are excited about Epsilon’s digital innovations including the recent launch of their Harmony platform.”

“Marriott is a highly recognizable brand and leader in the hospitality industry. We are proud to extend this great partnership and continue to support their award-winning marketing programs,” said Andrew Frawley, president of Epsilon. “We have a rich heritage in the travel industry and a keen understanding of what it takes to create and sustain long-lasting, loyal relationships with customers. Together, Epsilon and Marriott will achieve ongoing customer engagement and rich experiences that build brand and business equity.”

About Epsilon
Epsilon is the global leader in creating customer connections that build brand and business equity. A new breed of agency for a consumer-empowered world, our unique approach harnesses the power of rich data, world-leading technologies, engaging creativity and transformative ideas to ignite connections between brands and customers, delivering dramatic results. Recognized by Ad Age as the #1 U.S. Agency from All Disciplines, #1 World CRM/Direct Marketing Network and #2 U.S. Digital Agency Network, we employ over 5000 associates in 60 offices worldwide. Epsilon is an Alliance Data company. For more information, visit www.epsilon.com, follow us on Twitter @EpsilonMktg or call 1.800.309.0505.

About Marriott International, Inc.
Marriott International, Inc. (NYSE: MAR) is a leading lodging company based in Bethesda, Maryland, USA, with more than 3,800 properties in 74 countries and territories.  The company operates and franchises hotels and licenses vacation ownership resorts under 18 brands.  For more information or reservations, please visit our website at www.marriott.com, and for the latest company news, visit www.marriottnewscenter.com.

About Alliance Data
Alliance Data® (NYSE: ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data and its three businesses employ approximately 11,000 associates at more than 70 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our web site, www.alliancedata.com, or follow us on Twitter via @AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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